UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2007

HSBC HOME EQUITY LOAN CORPORATION I

(Exact name of the depositor as specified in its charter)

Delaware	333-132348	36-3955292
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of depositor)	(I.R.S. Employer Identification No. of depositor)

HSBC HOME EQUITY LOAN CORPORATION II

(Exact name of the depositor as specified in its charter)

Delaware	333-132348-01	36-4082355
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of depositor)	(I.R.S. Employer Identification No. of depositor)

HSBC FINANCE CORPORATION

(Exact name of the sponsor as specified in its charter)

c/o HSBC FINANCE CORPORATION Attention: Michael J. Forde 2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of principal executive offices of the depositor)	Zip Code

Depositor's telephone number, including area code (847) 564-5000
Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events
Item 8.01.	Other Events.

On March 10, 2006, HSBC Home Equity Loan Corporation filed a shelf registration statement on Form

S-3 (Reg. No. 333-132348) with the Securities and Exchange Commission (the “Commission”), as amended on May 25, 2006, June 15, 2006 and June 26, 2006, relating to the issuance of home equity loan receivables asset-backed securities.

The document filed with this Current Report on Form 8-K under Item 9.01 is being filed to replace Exhibit 1.1 to the registration statement referenced above and is incorporated by reference herein.

Section 9	Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Form of Underwriting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC HOME EQUITY LOAN CORPORATION I, (Registrant)
By: /s/ David J. Hunter Name: David J. Hunter Title: Vice President and Assistant Treasurer
HSBC HOME EQUITY LOAN CORPORATION II, (Registrant)
By: /s/ David J. Hunter Name: David J. Hunter Title: Vice President and Assistant Treasurer

Dated: March 23, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement

2